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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                  SKYLINE FUNDS
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                  [LETTERHEAD]



                             **IMPORTANT REMINDER**
                             ----------------------


February 8, 2000

Dear Shareholder:

        We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of Skyline Small Cap Value Plus scheduled for February 29, 2000. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

        We encourage you to use one of the following options today for recording your vote promptly:

        1) VOTE BY TELEPHONE: Call the toll free number listed on the enclosed voting instruction form. Have the 12 digit-control number found on your voting instruction form ready when prompted.

        2) VOTE BY INTERNET: Go to www.proxyvote.com, enter the 12-digit control number on the enclosed voting instruction form and follow the instructions on the site.

        3) VOTE BY MAIL: Sign and date the enclosed proxy card. Mail in the postage-paid return envelope provided.



        FOR THE REASONS SET FORTH IN THE PROXY STATEMENT DATED JANUARY 10, 2000, YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE REORGANIZATION AND BELIEVES THE REORGANIZATION IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE FUND.

        If you have any questions regarding the proxy, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-769-5414.


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                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
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